                                                      EXHIBIT 10


                      ANNUITY AND LIFE RE (HOLDINGS), LTD.

                           17,078,765 Common Shares(1)


                             UNDERWRITING AGREEMENT




April 8, 1998



Prudential Securities Incorporated
Merrill Lynch, Pierce, Fenner & Smith Incorporated
BT Alex. Brown Incorporated
CIBC Oppenheimer Corp.
Schroder & Co. Inc.
As Representatives of the several Underwriters
c/o Prudential Securities Incorporated
One New York Plaza
New York, New York  10292

Dear Ladies and Gentlemen:

                  Annuity and Life Re (Holdings), Ltd., a Bermuda corporation (the "Company"), hereby confirms its agreement with the several underwriters named in Schedule 1 hereto (the "Underwriters"), for whom you have been duly authorized to act as representatives (in such capacities, the "Representatives"), as set forth below. The Company's Common Shares, par value $1.00 per share, are referred to herein as the "Common Shares."

                  1. Securities. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the several Underwriters an aggregate of 17,078,765 Common Shares (the "Firm Securities"). The Company also proposes to issue and sell to the several Underwriters not more than 2,561,814 additional Common Shares if requested by the Representatives as provided in
Section 3 of this Agreement, solely to cover over-allotments. Any and all Common Shares to be purchased by the Underwriters pursuant to such option are referred to herein as the "Option Securities", and the Firm Securities and any Option Securities are collectively referred to herein as the "Securities". It is understood that the Company has


------------------------------------
1 Plus an option to purchase from Annuity and Life Re (Holdings), Ltd. up to 2,561,814 additional Common Shares to cover over-allotments.

agreed, concurrently with the issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, to issue and sell directly to The Prudential Insurance Company of America, EXEL Limited, Risk Capital Reinsurance Company, Insurance Partners, L.P. and Insurance Partners Offshore (Bermuda), L.P. (collectively, the "Strategic Investors") an aggregate of 5,638,299 Common Shares (the "Strategic Securities") and Class B Warrants to purchase an aggregate of 397,500 Common Shares (the "Class B Warrants", and collectively with the Strategic Securities, the "Private Securities") and to offer directly to its directors and officers (the "Affiliated Purchasers") an aggregate of 221,121 Common Shares (the "Affiliated Securities", and collectively with the Private Securities, the "Direct Securities") as set forth in the Prospectus (as hereinafter defined) or, if the Prospectus is not in existence, the most recent Preliminary Prospectus (as hereinafter defined), under the caption "Direct Sales".

                  2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the several Underwriters that:

                  (a) A registration statement on Form S-1 (File No. 333-43301) with respect to the Securities, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and one or more amendments to such registration statement may have been so filed. After the execution of this Agreement, the Company will file with the Commission either (i) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, either (A) if the Company relies on Rule 434 under the Act, a Term Sheet (as hereinafter defined) relating to the Securities, that shall identify the Preliminary Prospectus that it supplements containing such information as is required or permitted by Rules 434, 430A and 424(b) under the Act or (B) if the Company does not rely on Rule 434 under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act, and in the case of either clause (i) (A) or (i) (B) of this sentence as have been provided to and approved by the Representatives prior to the execution of this Agreement, or (ii) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representatives prior to the execution of this Agreement. The Company may also file a related registration statement with the Commission pursuant to Rule 462(b) under the Act for the purpose of registering certain additional Securities, which registration shall be effective upon filing with the Commission. As used in this Agreement, the term "Original Registration Statement" means the registration statement initially filed relating to the Securities, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus; the term "Rule 462(b) Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) under the Act (including the Registration Statement and any Preliminary Prospectus or Prospectus incorporated therein at the time such Registration Statement becomes effective); the term "Registration Statement" includes both the Original Registration Statement and any Rule

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462(b) Registration Statement; the term "Preliminary Prospectus" means each prospectus subject to completion filed with the Registration Statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective); the term "Prospectus" means:

         (A) if the Company relies on Rule 434 under the Act, the Term Sheet relating to the Securities that is first filed pursuant to Rule 424(b)(7) under the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements;

         (B) if the Company does not rely on Rule 434 under the Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act; or

         (C) if the Company does not rely on Rule 434 under the Act and if no prospectus is required to be filed pursuant to Rule 424(b) under the Act, the prospectus included in the Registration Statement;

and the term "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 under the Act. Any reference herein to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet.

                  (b) The Commission has not issued any order preventing or suspending use of any Preliminary Prospectus. When the Preliminary Prospectus included in Amendment No. 3 to the Registration Statement was filed with the Commission it (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it
(i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any Term Sheet that is a part thereof or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or any Term Sheet that is a part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and on the Firm Closing Date and any Option Closing Date (both as hereinafter defined), the Prospectus, as amended or supplemented at any such time, (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (b) do not apply to statements or omissions made in

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any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.

                  (c) If the Company has elected to rely on Rule 462(b) and the Rule 462(b) Registration Statement has not been declared effective (i) the Company has filed a Rule 462(b) Registration Statement in compliance with and that is effective upon filing pursuant to Rule 462(b) and has received confirmation of its receipt and (ii) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 promulgated under the Act or the Commission has received payment of such filing fee.

                  (d) The issuance, offering and sale of the Private Securities to the Strategic Investors and of the Company's Class A Warrants (the "Class A Warrants") to the holders thereof (the "Class A Warrant Holders") by the Company, and the issuance of the Common Shares issuable upon exercise of the Class A Warrants and the Class B Warrants, in the manner described in the Registration Statement and the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus, were, are and will be exempt from the registration and prospectus delivery requirements of the Act, subject to the accuracy of the representations made by the purchasers thereof.

                  (e) Each of the Company and Annuity and Life Reassurance, Ltd., a Bermuda corporation (the "Subsidiary"), has been duly organized and is validly existing as a corporation in good standing under the laws of Bermuda and is duly qualified to transact business as a foreign corporation and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and its Subsidiary, taken as a whole.

                  (f) The Company has no subsidiary other than the Subsidiary.

                  (g) Except as disclosed in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus, each of the Company and its Subsidiary has full power (corporate and other) to own or lease its properties and to conduct its business as described in the Registration Statement and the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus; and the Company has full power (corporate and other) to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it.

                  (h) Except as disclosed in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus, the issued shares of capital stock of the Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and are owned beneficially by the Company free and clear of any security interests, liens, encumbrances, equities or claims.

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                  (i) The Company has an authorized, issued and outstanding
capitalization as set forth in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. The Firm Securities and the Option Securities have been duly authorized and at the Firm Closing Date or the related Option Closing Date (as the case may be), after payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable. The Strategic Securities and the Affiliated Securities have been duly authorized and, after payment therefor in accordance with the separate securities purchase agreements entered or anticipated to be entered into by the Company with (i) each of the Strategic Investors or (ii) each of the Affiliated Purchasers (such securities purchase agreements, the "Direct Agreements"), will be validly issued, fully paid and nonassessable. No holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities or Direct Securities, and no holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this agreement.

                  (j) The capital stock of the Company conforms to the description thereof contained in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus.

                  (k) Except as disclosed in the Prospectus, or if the Prospectus is not in existence, the most recent Preliminary Prospectus, there are no outstanding (A) securities or obligations of the Company or its Subsidiary convertible into or exchangeable for any capital stock of the Company or its Subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or its Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or its Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                  (l) The consolidated financial statements and schedules of the Company and its Subsidiary included in the Registration Statement and the Prospectus, or if the Prospectus is not in existence, the most recent Preliminary Prospectus, fairly present the financial position of the Company and its Subsidiary. Such financial statements and schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein).

                  (m) KPMG Peat Marwick, who have certified certain financial statements of the Company and its Subsidiary and delivered their report with respect to the audited consolidated financial statements and schedules included in the Registration Statement and the Prospectus, or if the Prospectus is not in existence, the most recent Preliminary Prospectus, are independent public accountants as required by the Act and the applicable rules and regulations thereunder.

                  (n) The execution and delivery of this Agreement have been duly authorized by the Company and this Agreement has been duly executed and delivered by the Company, and is

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the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                  (o) No legal or governmental proceedings are pending to which the Company or its Subsidiary is a party or to which the property of the Company or its Subsidiary is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, or if the Prospectus is not in existence, the most recent Preliminary Prospectus, and, to the best of the Company's knowledge, no such proceedings have been threatened against the Company or its Subsidiary or with respect to any of their respective properties; and no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein, or if the Prospectus is not in existence, the most recent Preliminary Prospectus, or filed as required.

                  (p) The issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement and of the Direct Securities to the Strategic Investors and the Affiliated Purchasers by the Company pursuant to the Direct Agreements and the issuance of Common Shares issuable upon the exercise of the Class A Warrants and Class B Warrants, the compliance by the Company with the other provisions of this Agreement, the Direct Agreements and the Class A Warrants and Class B Warrants and the consummation of the other transactions herein and therein contemplated do not
(i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or
(ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or its Subsidiary is a party or by which the Company or its Subsidiary or any of their respective properties are bound, or the charter documents or bye-laws of the Company or its Subsidiary, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or its Subsidiary.

                  (q) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, or if the Prospectus is not in existence, the most recent Preliminary Prospectus, neither the Company nor its Subsidiary has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth, or results of the operations of the Company or its Subsidiary, except in each case as described in or contemplated by the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus.

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
                  (r) The Company has not, directly or indirectly, (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company, except as contemplated by this Agreement.

                  (s) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, or if the Prospectus is not in existence, the most recent Preliminary Prospectus, (1) the Company and its Subsidiary have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (2) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and (3) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its Subsidiary, except in each case as described in or contemplated by the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus.

                  (t) The Company and its Subsidiary have good and marketable title in fee simple to all items of real property and marketable title to all personal property owned by each of them, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or its Subsidiary, and any real property and buildings held under lease by the Company or its Subsidiary are held under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or its Subsidiary, in each case except as described in or contemplated by the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus.

                  (u) The Company's Subsidiary is not currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on its capital stock, from repaying to the Company any loans or advances to it from the Company or from transferring any of its property or assets to the Company, except as described in or contemplated by the Prospectus, or if the Prospectus is not in existence, the most recent Preliminary Prospectus.

                  (v) The Company and its Subsidiary will conduct their operations in a manner that will not subject either of them to registration as an investment company under the Investment Company Act of 1940, as amended, and this transaction will not cause the Company or its Subsidiary to become an investment company subject to registration under such Act.

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
                  (w) Each certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

                  (x) The Company and its Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management's general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (3) access to assets is permitted only in accordance with management's general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (y) The Company has not distributed and, prior to the later of
(i) the Firm Closing Date or the Option Closing Date and (ii) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or other materials, if any, permitted by the Act.

                  (z) Neither the Company nor its Subsidiary is (i) in violation of its Memorandum of Association or Bye-Laws or other organizational documents,
(ii) in violation of any law, ordinance, administrative or governmental rule or regulation applicable to it or any of its properties, except where any such violation or violations in the aggregate would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), management, business prospects, net worth or results of the operations of the Company and its Subsidiary, taken as a whole, (iii) in violation of any judgment, injunction, order or decree of any court, governmental agency or body (including, without limitation, any insurance regulatory agency or body) or arbitrator having jurisdiction over it, except where any such violation or violations in the aggregate would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), management, business prospects, net worth or results of the operations of the Company and its Subsidiary, taken as a whole. No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or its Subsidiary is a party or by which the Company or its Subsidiary or any of their respective properties is bound or may be affected, except where any such default or event or defaults or events in the aggregate would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), management, business prospects, net worth or results of the operations of the Company and its Subsidiary, taken as a whole.

                  (aa) The forms of certificate for the Securities conform to the requirements of The Companies Act 1981 of Bermuda and the Nasdaq Stock Market's National Market (the "Nasdaq National Market"), and the Securities have been approved for quotation on the Nasdaq National Market, subject to official notice of issuance.

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
                  (bb) No currency exchange control laws or withholding taxes of Bermuda or elsewhere apply to the payment of dividends (i) on the Securities by the Company or (ii) by the Subsidiary to the Company, except in each case as described in or contemplated by the Prospectus, or if the Prospectus is not in existence, the most recent Preliminary Prospectus.

                  (cc) The Subsidiary has been duly registered by the Bermuda Minister of Finance as a long-term insurer under the Insurance Act 1978 of Bermuda (the "Insurance Act") and is in compliance with the requirements of the Insurance Act and any applicable rules and regulations thereunder and has filed all statutory financial returns, reports, documents and other information required to be filed thereunder, except where the failure to comply or to file would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), management, business prospects, net worth, or results of the operations of the Company and its Subsidiary, taken as a whole. The Company is a holding company and is not subject to Bermuda insurance regulations. The Company and its Subsidiary are in compliance with all other insurance laws and regulations of the jurisdictions that apply to them, including laws that relate to companies that control insurance companies, except where the failure to comply would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), management, business prospects, net worth, or results of the operations of the Company and its Subsidiary, taken as a whole. Neither the Company nor its Subsidiary has received any notification from any insurance authority, commission or other insurance regulatory body in Bermuda or elsewhere to the effect that the Subsidiary is not in compliance with any insurance law or regulation.

                  (dd) Each of the Company and its Subsidiary possess all certificates, authorizations and permits issued by the appropriate Bermuda, U.S. federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor the Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a material adverse change in the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company and the Subsidiary, except as described in or contemplated by the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus.

                  (ee) Neither the Company nor its Subsidiary is required to be licensed or admitted as an insurer or an insurance holding company, as applicable, or to otherwise comply with the insurance laws and regulations of any jurisdictions within the United States in order to conduct their respective businesses as described in the Prospectus, or if the Prospectus is not in existence, the most recent Preliminary Prospectus.

                  (ff) No relationship, direct or indirect, exists between or among the Company or its Subsidiary on the one hand, and the directors, officers, promoters, affiliates or shareholders of the Company or its Subsidiary on the other hand, that is required to be described in the Registration Statement or the Prospectus, or if the Prospectus is not in existence, the most recent Preliminary Prospectus, which is not so described.

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
                  (gg) None of the Underwriters or any subsequent purchasers of the Securities (other than purchasers resident in Bermuda for Bermuda exchange control purposes) will be subject to any stamp duty, excise or similar tax imposed in Bermuda in connection with the offering, sale or purchase of the Securities.

                  (hh) To the knowledge of the Company and its Subsidiary, no change in any insurance law or regulation is pending that would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), business prospects, net worth or results of the operations of the Company and its Subsidiary, except as described in or contemplated by the Prospectus, or if the Prospectus is not in existence, the most recent Preliminary Prospectus.

                  (ii) Each of the Company and its Subsidiary has received from the Bermuda Minister of Finance an assurance under The Exempted Undertakings Tax Protection Act 1966 of Bermuda to the effect set forth in the Prospectus, or if the Prospectus is not in existence, the most recent Preliminary Prospectus, under the caption "Certain Tax Considerations--Taxation of the Company and Annuity Reassurance--Bermuda."

                  (jj) The Company has duly and irrevocably appointed CT Corporation System, 1633 Broadway, New York, New York as its agent to receive service of process with respect to actions arising out of or in connection with violations of United States federal securities laws relating to offers and sales of the Securities.

                  (kk) The Bermuda Monetary Authority has designated the Company and its Subsidiary as nonresident for exchange control purposes and has granted permission for the issue and transfer of the Securities. The Company and its Subsidiary are "exempted companies" under Bermuda law and have not (i) acquired and do not hold any land in Bermuda, other than that held by way of lease or tenancy for terms of not more than 21 years, without the express authorization of the Bermuda legislature, (ii) taken mortgages on land in Bermuda to secure an amount in excess of $50,000 without the consent of the Bermuda Minister of Finance, (iii) acquired any bonds or debentures secured by any land in Bermuda (other than certain types of Bermuda government securities), or (iv) conducted their businesses in a manner that is prohibited for "exempted companies" under Bermuda law. Neither the Company nor its Subsidiary has received notification from the Bermuda Monetary Authority or any other Bermuda governmental authority of proceedings relating to the modification or revocation of its designation as nonresident for exchange control purposes, its permission to issue and transfer the Securities, or its status as an "exempted company".

                  3. Purchase, Sale and Delivery of the Securities. (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, at a purchase price of $14.10 per share, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule 1 hereto. One or more certificates in definitive form for the Firm Securities that the several Underwriters have agreed to purchase hereunder, and in such

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denomination or denominations and registered in such name or names as the Representatives request upon notice to the Company at least 48 hours prior to the Firm Closing Date, shall be delivered by or on behalf of the Company to the Representatives for the respective accounts of the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer in same-day funds (the "Wired Funds") to the account of the Company. Such delivery of and payment for the Firm Securities shall be made at the offices of Cleary, Gottlieb, Steen & Hamilton, One Liberty Plaza, New York, New York, at 9:30 A.M., New York time, on April 15, 1998, or at such other place, time or date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to Section 9 hereof, such time and date of delivery against payment being herein referred to as the "Firm Closing Date". The Company will make such certificate or certificates for the Firm Securities available for checking and packaging by the Representatives at the offices in New York, New York of the Company's transfer agent or registrar or of Prudential Securities Incorporated at least 24 hours prior to the Firm Closing Date.

                  (b) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by the Prospectus, the Company hereby grants to the several Underwriters an option to purchase, severally and not jointly, the Option Securities. The purchase price to be paid for any Option Securities shall be the same price per share as the price per share for the Firm Securities set forth above in paragraph (a) of this Section 3. The option granted hereby may be exercised as to all or any part of the Option Securities from time to time within thirty (30) days after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading). The Underwriters shall not be under any obligation to purchase any of the Option Securities prior to the exercise of such option. The Representatives may from time to time exercise the option granted hereby by giving notice in writing or by telephone (confirmed in writing) to the Company setting forth the aggregate number of Option Securities as to which the several Underwriters are then exercising the option and the date and time for delivery of and payment for such Option Securities. Any such date of delivery shall be determined by the Representatives but shall not be earlier than two business days or later than five business days after such exercise of the option and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Representatives and Company may agree upon or as the Representatives may determine pursuant to Section 9 hereof, is herein called the "Option Closing Date" with respect to such Option Securities. Subject to the terms and conditions herein set forth, upon exercise of the option as provided herein, the Company shall become obligated to sell to each of the several Underwriters, and each of the Underwriters, severally and not jointly, shall become obligated to purchase from the Company, the same percentage of the total number of the Option Securities as to which the several Underwriters are then exercising the option as such Underwriter is obligated to purchase of the aggregate number of Firm Securities, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares. If the option is exercised as to all or any portion of the Option Securities, one or more certificates in definitive form for such Option Securities, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (a) of this Section 3, except that reference therein to the Firm Securities and the Firm Closing Date shall be deemed, for purposes of this paragraph (b), to refer to such Option Securities and Option Closing Date, respectively.

                  (c) The Company hereby acknowledges that the wire transfer by or on behalf of the Underwriters of the purchase price for any of the Securities does not constitute closing of a purchase and sale of the Securities. Only execution and delivery of a receipt for the Securities by the Underwriters indicates completion of the closing of a purchase of the Securities from the Company. Furthermore, in the event that the Underwriters wire funds to the Company prior to the completion of the closing of a purchase of the Securities, the Company hereby acknowledges that until the Underwriters execute and deliver a receipt for the Securities, by facsimile or otherwise, the Company will not be entitled to the Wired Funds and shall return the Wired Funds to the Underwriters as soon as practicable (by wire transfer of same-day funds) upon demand. In the event that the closing of a purchase of the Securities is not completed and the Wired Funds are not returned by the Company to the Underwriters on the same day the Wired Funds were received by the Company, the Company agrees to pay to the Underwriters in respect of each day the Wired Funds are not returned by it, in same-day funds, interest on the amount of such Wired Funds in an amount representing the Underwriters' cost of financing as reasonably determined by Prudential Securities Incorporated.

                  (d) It is understood that any of you, individually and not as one of the Representatives, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Securities to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

                  4. Offering by the Underwriters. Upon your authorization of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale to the public upon the terms set forth in the Prospectus.

                  5. Covenants of the Company. The Company covenants and agrees with each of the Underwriters that:

                  (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto to become effective as promptly as possible. If required, the Company will file the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (i) will comply with all requirements imposed upon it by the Act and the rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and
(ii) will not file with the Commission the Prospectus, Term Sheet or the amendment referred to in the second sentence of Section 2(a) hereof, any amendment or supplement to such Prospectus, Term Sheet or any amendment to the

Registration Statement or any Rule 462(b) Registration Statement of which the Representatives previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representatives shall not have given their consent (which consent will not be unreasonably withheld or delayed). The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon the reasonable request by the Representatives or counsel for the Underwriters, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the several Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Representatives of each such filing or effectiveness.

                  (b) The Company will advise the Representatives, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Original Registration Statement or any Rule 462(b) Registration Statement or any amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto,
(ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose or (iv) any request made by the Commission for amending the Original Registration Statement or any Rule 462(b) Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

                  (c) The Company will arrange for the qualification of the Securities for offering and sale under the insurance and securities or blue sky laws of such jurisdictions as the Representatives may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

                  (d) If, at any time prior to the later of (i) the final date when a prospectus relating to the Securities is required to be delivered under the Act or (ii) the Option Closing Date, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the rules or regulations of the Commission thereunder, the Company will promptly notify the Representatives thereof and, subject to Section 5(a) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

                  (e) The Company will, without charge, provide (i) to the Representatives and to counsel for the Underwriters a signed copy of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto) (ii) to each other Underwriter, a conformed copy of such registration statement or any Rule 462(b) Registration Statement and each amendment thereto (in each case without exhibits thereto) and (iii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request; without limiting the application of clause (iii) of this sentence, the Company, not later than (A) 6:00 P.M., New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 10:00 A.M., New York City time, on such date or (B) 2:00 P.M., New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 10:00 A.M., New York City time, on such date, will deliver to the Underwriters, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Representatives may reasonably request for purposes of confirming orders that are expected to settle on the Firm Closing Date.

                  (f) The Company, as soon as practicable, will make generally available to its securityholders and to the Representatives a consolidated earnings statement of the Company and its subsidiaries that satisfies the provisions of Section 11(a) of the Act and Rule 158 thereunder.

                  (g) The Company will apply the net proceeds from the sale of the Securities as set forth under the caption "Use of Proceeds" in the Prospectus.

                  (h) The Company will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, transfer, assign, pledge, hypothecate, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, transfer, assignment, pledge, hypothecation, grant of any option to purchase or other sale or disposition) of any Common Shares or any securities convertible into, or exchangeable or exercisable for, any Common Shares for a period of one year after the date hereof, except (i) pursuant to this Agreement, (ii) pursuant to the Direct Agreements and (iii) the issuance of options pursuant to the Annuity and Life Re (Holdings), Ltd. Initial Stock Option Plan adopted by the Company's Board of Directors on December 3, 1997 and amended on February 19, 1998, which options shall not be exercisable until one year after the date hereof, except as otherwise provided in such plan upon the occurrence of certain events. The Company will not file any registration statement on Form S-8 with respect to, or otherwise register for resale with the Commission, the Private Securities or the Common Shares underlying any options or warrants, including, without limitation, the Class A Warrants or the Class B Warrants, issued by the Company for a period of one year from the date hereof.

                  (i) The Company will not, directly or indirectly, (i) take any action designed to cause or to result in, or which would reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the

Securities or (ii) (A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company, except as contemplated by this Agreement.

                  (j) The Company will obtain the agreements described in
Section 7(g) hereof prior to the Firm Closing Date.

                  (k) If at any time during the 25-day period after the Registration Statement becomes effective or the period prior to the Option Closing Date, any rumor, publication or event relating to or affecting the Company or its Subsidiary shall occur as a result of which in your reasonable opinion the market price of the Common Shares has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

                  (l) If the Company elects to rely on Rule 462(b), the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 promulgated under the Act by the earlier of (i) 10:00 P.M. Eastern time on the date of this Agreement and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

                  (m) The Company will cause the Securities to be duly included for quotation on the Nasdaq National Market prior to the Firm Closing Date. The Company will use its best efforts to ensure that the Securities remain included for quotation on the Nasdaq National Market or listed on a nationally recognized stock exchange for at least the first two fiscal years following the Firm Closing Date.
                  6. Expenses. The Company will pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (i) the printing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, any Rule 462(b) Registration Statement, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, this Agreement and any blue sky memoranda, (ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (iv) preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including transfer agent's and registrar's fees, (v) the qualification of the Securities under state insurance or securities and blue sky laws, including filing fees and reasonable fees and disbursements of counsel for the Underwriters relating thereto, (vi) the filing fees of the Commission and the National Association of Securities Dealers,

Inc. relating to the Securities, (vii) any quotation of the Securities on the Nasdaq National Market, (viii) any meetings with prospective investors in the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters) and (ix) advertising relating to the offering of the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters). If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 11 hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all reasonable out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. The Company shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

                  7. Conditions of the Underwriters' Obligations. The obligations of the several Underwriters to purchase and pay for the Firm Securities shall be subject, in the Representatives' sole discretion, to the accuracy of the representations and warranties of the Company contained herein as of the date hereof and as of the Firm Closing Date, as if made on and as of the Firm Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company of its covenants and agreements hereunder and to the following additional conditions:

                  (a) If the Original Registration Statement or any amendment thereto filed prior to the Firm Closing Date has not been declared effective as of the time of execution hereof, the Registration Statement or such amendment and, if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement, shall have been declared effective not later than the earlier of (i) 11:00 A.M., New York time, on the date on which the amendment to the registration statement originally filed with respect to the Securities or to the Rule 462(b) Registration Statement, as the case may be, containing information regarding the initial public offering price of the Securities has been filed with the Commission and (ii) the time confirmations are sent or given as specified by Rule 462(b)(2), or with respect to the Original Registration Statement, or such later time and date as shall have been consented to by the Representatives; if required, the Prospectus and any amendment or supplement thereto shall have been filed with the Commission, or shall have been filed at such later time and date as shall have been consented to by the Representatives; if required, the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

                  (b) The Representatives shall have received an opinion, dated the Firm Closing Date, of Drinker Biddle & Reath LLP, United States counsel for the Company, substantially to the effect that:

                  (i) this Agreement has been duly executed and delivered by the Company;

                  (ii) the form of certificates for the Securities conforms to the requirements of the Nasdaq National Market, and the Securities have been duly included for trading on the Nasdaq National Market subject to official notice of issuance;

                  (iii) all of the issued shares of capital stock of the Company have been issued in compliance with all applicable United States federal securities laws; and, to the knowledge of such counsel, no holders of securities of the Company are entitled to have such securities registered under the Registration Statement, or such rights have been waived;

                  (iv) the statements set forth under the headings, "Risk Factors--Income Tax Risks", "Risk Factors--Shares Eligible for Future Sale", "Management's Discussion and Analysis of Financial Condition and Plan of Operations--Taxation", "Business--Legal Proceedings," "Direct Sales", "Shares Eligible for Future Sale", "Certain Tax Considerations--Taxation of the Company and Annuity Reassurance--United States", and "Certain Tax Considerations--Taxation of Shareholders--United States Taxation" in the Prospectus, insofar as such statements constitute a summary of provisions of United States federal law and the documents or proceedings referred to therein, provide a fair summary of such legal matters, documents and proceedings;

                  (v) to the best knowledge of such counsel, (A) no legal or governmental proceedings are pending in the United States to which the Company or its Subsidiary is a party or to which the property of the Company or its Subsidiary is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, and no such proceedings have been threatened against the Company or its Subsidiary or with respect to any of their respective properties and (B) no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required;

                  (vi) the issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement and of the Direct Securities to the Strategic Investors and the Affiliated Purchasers by the Company pursuant to the Direct Agreements and the issuance of Common Shares issuable upon the exercise of the Class A Warrants and Class B Warrants, the compliance by the Company with the other provisions of this Agreement, the Direct Agreements and the Class A Warrants and Class B Warrants and the consummation of the other transactions herein and therein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any United States governmental authority, except such as have been obtained, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument, known to such counsel, to which the Company or its Subsidiary is a party or by which the Company or its Subsidiary or any of their respective properties are bound, or any United States statute or any judgment, decree, order, rule or regulation of any United States court or other United States governmental authority or any arbitrator known to such counsel and applicable to the Company or its Subsidiary;

                  (vii) such counsel has been advised by the Commission that the Registration Statement is effective under the Act; any required filing of the Prospectus, or any Term Sheet that constitutes a part thereof, pursuant to Rules 434 and 424(b) has been made in the manner and within the time period required by Rules 434 and 424(b); and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or are contemplated by the Commission;

                  (viii) the Original Registration Statement, any Rule 462(b) Registration Statement and the Prospectus, each as of their respective effective or issue dates, (in each case, other than the financial statements and the notes thereto and the schedules and other financial and statistical information contained therein or omitted therefrom, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules and regulations of the Commission thereunder;

                  (ix) no registration of the Private Securities or the Class A Warrants under the Act is required for the offer and sale of the Private Securities to the Strategic Investors and of the Class A Warrants to the Class A Warrant Holders by the Company, in the manner described in the Registration Statement and the Prospectus;

                  (x) neither the Company nor its Subsidiary is required to be licensed or admitted as an insurer or an insurance holding company, as applicable, in Pennsylvania in order to conduct their respective businesses as described in the Prospectus;

                  (xi) no authorization of, and no filing with or notice to, any governmental or regulatory authority of Pennsylvania or the United States federal government, or any self-regulatory organization or any court or other tribunal of Pennsylvania or the United States federal government is required by either the Company or the Subsidiary to own, lease, license and operate its properties or to conduct its business as described in the Prospectus;

                  (xii) each of the Company and its Subsidiary has validly and irrevocably submitted to the jurisdiction of any federal or state court sitting in the City of New York, has validly and irrevocably waived, to the fullest extent permitted by law, any objections that it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court based on or arising under this Agreement or any claims that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum, and has validly appointed CT Corporation System as its authorized agent to receive service of process in any such suit, action or proceeding; and the choice of the law of New York as the governing law of this Agreement is a valid and effective choice of law;

                  (xiii) neither the Company nor its Subsidiary is, nor will the transactions contemplated by this Agreement cause either the Company or its Subsidiary to be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended; and

                  (xiv) to the best knowledge of such counsel, no relationship, direct or indirect, exists between or among the Company or its Subsidiary on the one hand, and the directors, officers, promoters, affiliates or shareholders of the Company or its Subsidiary on the other hand, that is required to be described in the Registration Statement or the Prospectus which is not so described.

                  Such counsel shall also state that it has participated in the preparation of the Registration Statement and the Prospectus and in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and your representatives and your counsel at which the contents of the Registration Statement, the Prospectus and related matters were discussed and, although such counsel has not passed upon or assumed any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, and although such counsel has not undertaken to verify independently the accuracy or completeness of the statements in the Registration Statement and the Prospectus and, therefore, would not necessarily have become aware of any material misstatement of fact or omission to state a material fact, on the basis of and subject to the foregoing, such counsel does not believe that either the Registration Statement or the Prospectus (other than the financial statements and the notes thereto and the schedules and other financial and statistical information therein or omitted therefrom, as to which such counsel need not express any opinion) contained as of its date or contains as of the date of such opinion any untrue statement of a material fact or omitted as of its date or omits as of the date of such opinion to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deem proper, on the accuracy of the representations and warranties made by the parties to this Agreement and the Direct Agreements and certificates of responsible officers of the Company and public officials.

                  References to the Registration Statement and the Prospectus in this paragraph (b) shall include any amendment or supplement thereto at the date of such opinion.

                  (c) The Representatives shall have received an opinion, dated the Firm Closing Date, of Conyers Dill & Pearman, Bermuda counsel for the Company, substantially to the effect that:

                  (i) the Company and its Subsidiary have been duly incorporated, are validly existing and in good standing (meaning that they have not failed to make any filing with any Bermuda governmental authority or to pay any Bermuda government fee or tax which might make them liable to be struck off the Register of Companies and thereby cease to exist under the laws of Bermuda) under the laws of Bermuda;

                  (ii) the Company has the necessary corporate power and authority, pursuant to its Memorandum of Association, to own and hold the issued shares in the Subsidiary; the Subsidiary has the necessary corporate power and authority, pursuant to its Memorandum of Association, to carry on insurance and reinsurance business as described in the Prospectus, was registered as an insurer in terms of the Insurance Act, effective as of December 24, 1997, and is authorized to carry on business in that capacity as described in the Prospectus, subject to the provisions of the Insurance Act and the regulations promulgated thereunder and to the conditions set out in Schedule I to the Certificate of Registration, issued by the Bermuda Registrar of Companies to the Subsidiary, dated January 5, 1998, a copy of which, together with the said Schedule I, shall be attached to such counsel's opinion;

                  (iii) the authorized share capital of the Subsidiary established under its Memorandum of Association is U.S.$250,000, divided into 250,000 shares, par value U.S.$1.00 per share; based solely on the review of the Register of Members, the Subsidiary has issued 250,000 shares, par value U.S.$1.00 per share, to the Company and all such shares have been duly authorized and validly issued, are fully paid and nonassessable (meaning that no further sums are payable with respect to the holding of shares now or in the future) and are registered in the name of the Company;

                  (iv) the authorized share capital of the Company established under its Memorandum of Association is U.S.$150,000,000, divided into 150,000,000 shares, par value U.S.$1.00 per share; based solely on the review of the Register of Members, the Company has issued 12,000 Common Shares, par value U.S.$1.00 per share, to the Annuity Re Purpose Trust and all such Common Shares have been duly authorized and validly issued, and are fully paid and nonassessable (meaning that no further sums are payable with respect to the holding of such Common Shares now or in the future);

                  (v) the Company has the necessary corporate power and authority to enter into and perform its obligations under this Agreement, the Direct Agreements, the Class A Warrants and the Class B Warrants and to issue the Securities, the Direct Securities and the Class A Warrants; the execution and delivery of this Agreement, the Direct Agreements, the Class A Warrants and the Class B Warrants by the Company, and the performance of its obligations thereunder, do not violate, and are not subject to preemptive rights under, the Company's Memorandum of Association or Bye-Laws or any applicable law, regulation, order or decree in Bermuda, and the Annuity Re Purpose Trust is not entitled to any preemptive or other rights to subscribe for any of the Securities or the Direct Securities;

                  (vi) the Company has taken all corporate action required to authorize its execution, delivery and performance of this Agreement, the Direct Agreements, the Class A Warrants and the Class B Warrants; this Agreement, the Direct Agreements, the Class A Warrants and the Class B Warrants have been duly executed and delivered by or on behalf of the Company and constitute the valid and binding obligations of the Company in accordance with the terms thereof;

                  (vii) the Securities and Direct Securities have been duly authorized, and upon payment for the Securities and Direct Securities in accordance with this Agreement and the Direct Agreements, as applicable, and registration in the Company's Register of Members, the Securities and Direct Securities will be validly issued, fully paid and nonassessable (meaning that no further sums are payable with respect to the holding of such Securities or Direct Securities now or in the future); upon issuance and payment for the Common Shares issued pursuant to the Class A Warrants and the Class B Warrants, such Common Shares will be validly issued, fully paid and nonassessable (meaning that no further sums are payable with respect to the holding of such Common Shares now or in the future);

                  (viii) no order, consent, approval, license, authorization or validation of or exemption by any government or public body or authority of Bermuda or any sub-division thereof is required to authorize or is required in connection with the execution, delivery, performance and enforcement of this Agreement, the Direct Agreements, the Class A Warrants and the Class B Warrants, except such as have been duly obtained in accordance with Bermuda law;

                  (ix) it is not necessary or desirable to ensure the enforceability in Bermuda of this Agreement, the Direct Agreements, the Class A Warrants or the Class B Warrants that they be registered in any register kept by, or filed with, any governmental authority or regulatory body in Bermuda;

                  (x) there are no Bermuda stamp, transfer or similar taxes payable in respect of the issuance and delivery of the Securities, the Direct Securities or the Class A Warrants to the Underwriters, the Strategic Investors, the Affiliated Purchasers or the Class A Warrant Holders (assuming that such each such Underwriter, Strategic Investor, Affiliated Purchaser or Class A Warrant Holder is not resident in Bermuda for exchange control purposes) pursuant to this Agreement, the Direct Agreements, the Class A Warrants or the Class B Warrants, as the case may be; this Agreement, the Direct Agreements, the Class A Warrants and the Class B Warrants will not be subject to ad valorem stamp duty in Bermuda, and no registration, documentary, recording, transfer or other similar tax, fee or charge by any Bermuda Government authority is payable in connection with the execution, delivery, filing, registration or performance of this Agreement, the Direct Agreements, the Class A Warrants and the Class B Warrants;

                  (xi) no currency exchange control laws or withholding taxes of Bermuda or elsewhere apply to the payment of dividends (a) on the Securities by the Company or (b) by the Subsidiary to the Company, except in each case as described in or contemplated by the Prospectus; and the Subsidiary is not currently prohibited by any Bermuda law or governmental authority, directly or indirectly, from paying any dividends to the company, from making any other distributions on its capital stock, from repaying to the Company any loans or advances to it from the Company or from transferring any of its property or assets to the Company, except as described or contemplated in the Prospectus;

                  (xii) at the date hereof, there is no Bermuda income, corporation or profits tax, withholding tax, capital gains tax, capital transfer tax, estate duty or inheritance tax payable by the Company and its Subsidiary or by any Underwriter, Strategic Investor, Affiliated Purchaser or Class A Warrant Holder, except where such Underwriter, Strategic Investor, Affiliated Purchaser or Class A Warrant Holder is ordinarily resident in Bermuda for exchange control purposes; each of the Company and its Subsidiary has received, pursuant to the Exempted Undertakings Tax Protection Act, 1966, an assurance from the Minister of Finance of Bermuda that, in the event of there being enacted in Bermuda any legislation imposing tax computed on profits or income, or computed on any capital asset, gain or appreciation, or any tax in the nature of estate duty or inheritance tax, such tax shall not be applicable to it or to any of its operations or the shares, debentures of other obligations of it except insofar as such tax applies to persons ordinarily resident in Bermuda holding such shares, debentures or other obligations of it or any land leased or let to it, which assurance shall be in effect and apply to it until March 28, 2016;

                  (xiii) based solely on a search of the Register of Charges, maintained by the Registrar of Companies pursuant to Section 55 of the Companies Act 1981, conducted at [ ] on [ , 199 ], there are no registered charges registered against the Company or its Subsidiary;

                  (xiv) based solely upon a search of the Cause Book of the Supreme Court of Bermuda conducted at [ ] on [ , 199 ], there are no judgments, nor legal or governmental proceedings pending in Bermuda to which the Company or its Subsidiary is a party;

                  (xv) the Underwriters, Strategic Investors, Affiliated Purchasers and Class A Warrant Holders will not be deemed to be resident, domiciled or carrying on business in Bermuda by reason only of the execution, performance and enforcement of this Agreement, the Direct Agreements, the Class A Warrants or the Class B Warrants, as applicable;

                  (xvi) each of the Underwriters, Strategic Investors, Affiliated Purchasers and Class A Warrant Holders has standing to bring an action or proceedings before the appropriate courts in Bermuda for the enforcement of this Agreement, the Direct Agreements, the Class A Warrants or the Class B Warrants, as applicable; it is not necessary or advisable in order for any such Underwriter, Strategic Investor, Affiliated Purchaser or Class A Warrant Holder to enforce its rights under this Agreement, the Direct Agreements, the Class A Warrants or the Class B Warrants, as applicable, including the exercise of remedies thereunder, that it be licensed, qualified or otherwise entitled to carry on business in Bermuda;

                  (xvii) the statements set forth under the heading "Description of Capital Stock" in the Prospectus, insofar as such statements purport to summarize certain provisions of the capital stock of the Company, the Class A Warrants and the Class B Warrants provide a fair summary of such provisions, and the statements set forth under the headings "Enforceability of Civil Liabilities Under United States Federal Securities Laws", "Risk Factors - Start Up Operations; Reliance on Service Providers", "Risk Factors - Regulation", "Risk Factors - Holding Company Structure", "Risk Factors - Foreign Corporation, Service of Process and Enforcement of Judgments", "Risk Factors - Income Tax Risks - Bermuda Taxes", "Risk Factors - Limitations on Ownership, Transfers and Voting Rights", "Management's Discussion and Analysis of Financial Condition and Plan of Operations - Taxation", "Business - Regulation - Bermuda", "Certain Tax Considerations - Taxation of the Company and Annuity Reassurance - Bermuda" and "Certain Tax Considerations - Taxation of Shareholders - Bermuda Taxation" in the Prospectus, insofar as such statements constitute a summary of provisions of Bermuda law or the Company's Memorandum of Association and Bye-Laws, provide a fair summary of such legal matters or the Memorandum of Association and Bye-Laws;

                  (xviii) each of the Company and its Subsidiary has validly and irrevocably submitted to the nonexclusive jurisdiction of any federal or state court sitting in the City of New York, has validly and irrevocably waived, to the fullest extent permitted by law, any objections that it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court based on or arising under this Agreement or any claims that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum, and has validly appointed CT Corporation System as its authorized agent to receive service of process in any such suit, action or proceeding; and the choice of the law of New York as the governing law of this Agreement is a valid and effective choice of law;

                  (xix) the courts of Bermuda would recognize as a valid judgment, a final and conclusive judgment in personam obtained in any federal or state court sitting in the State of New York against the Company based upon this Agreement, the Direct Agreements, the Class A Warrants or the Class B Warrants under which a sum of money is payable (other than a sum of money payable in respect of multiple damages, taxes or other charges of a like nature or in respect of a fine or other penalty) and would give a judgment based thereon provided that
         (a) such courts had proper jurisdiction over the parties subject to such judgment, (b) such courts did not contravene the rules of natural justice of Bermuda, (c) such judgment was not obtained by frauds, (d) the enforcement of the judgment would not be contrary to the public policy of Bermuda, (e) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of Bermuda and (f) the due compliance with the correct procedures under the laws of Bermuda; and

                  (xx) the restrictions on transfer of the Common Shares and the requirements for compulsory surrender of the Common Shares provided in the Company's Bye-Laws are valid and enforceable under Bermuda law.

                  In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deem proper, on certificates of responsible officers of the Company and public officials.

                  References to the Registration Statement and the Prospectus in this paragraph (c) shall include any amendment or supplement thereto at the date of such opinion.

                  (d) The Representatives shall have received an opinion, dated the Firm Closing Date, of Cleary, Gottlieb, Steen & Hamilton, One Liberty Plaza, New York, New York, counsel for the Underwriters, with respect to the issuance and sale of the Securities, the Registration Statement and the Prospectus, and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                  (e) The Representatives shall have received from KPMG Peat Marwick a letter or letters dated, respectively, the date hereof and the Firm Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

                  (i) they are independent accountants with respect to the Company and its Subsidiary within the meaning of the Act and the applicable rules and regulations thereunder;

                  (ii) in their opinion, the audited consolidated financial statements and schedules examined by them and included in the Registration Statement and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

                  (iii) on the basis of carrying out certain specified procedures (which do not constitute an examination made in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (iii), a reading of the minute books of the shareholders, the board of directors and any committees thereof of the Company and the Subsidiary, and inquiries of certain officials of the Company and the Subsidiary who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that at a specific date not more than five business days prior to the date of such letter, there were any changes in the capital stock or long-term debt of the Company and the Subsidiary or any decreases in net current assets or stockholders' equity of the Company and the Subsidiary, in each case compared with amounts shown on the December 31, 1997 consolidated balance sheet included in the Registration Statement and the Prospectus, except in all instances for changes, decreases or increases set forth in such letter.

                  (iv) they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of the Company and its Subsidiary and are included in the Registration Statement and the Prospectus under the captions "Prospectus Summary", "Risk Factors", "Capitalization", "Dilution", "Management", "Certain Relationships and Related Party Transactions", and "Description of Capital Stock", and have compared such amounts, percentages and financial information with such records of the Company and its Subsidiary and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation.

                  In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

                  References to the Registration Statement and the Prospectus in this paragraph (e) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

                  (f) The Representatives shall have received a certificate, dated the Firm Closing Date, of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that:

                           (i) the representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Firm Closing Date; the Registration Statement, as amended as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Firm Closing Date;

                  (ii) no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best of the Company's knowledge, are contemplated by the Commission; and

                  (iii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor its Subsidiary has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company or its Subsidiary, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto).

                  (g) The Representatives shall have received from each of the Strategic Investors, each of the Affiliated Purchasers, and each person who is a director or officer of the Company or who owns any outstanding Common Shares or any securities convertible into, or exchangeable or exercisable for, any Common Shares, including, without limitation, the Class A Warrants and the Class B Warrants, an agreement to the effect that such person will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of the Underwriters and, in the case of the Strategic Investors, the Company, offer, sell, offer to sell, contract to sell, transfer, assign, pledge, hypothecate, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, transfer, assignment, pledge, hypothecation, grant of an option to purchase or other sale or disposition) of any Common Shares or any securities convertible into, or exchangeable or exercisable for, any Common Shares for a period of one year after the date of this Agreement; provided however, that in the case of The Prudential Insurance Company of America, such period shall continue for 180 days after the date of this Agreement.

                  (h) On or before the Firm Closing Date, the Representatives and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

                  (i) Prior to the commencement of the offering of the Securities, the Securities shall have been included for trading on the Nasdaq National Market.

                  (j) The Strategic Investors shall have purchased Common Shares and Class B Warrants pursuant to certain of the Direct Agreements with an aggregate purchase price of at least $50.0 million.

                  All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representatives and counsel for the Underwriters. The Company shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives and counsel for the Underwriters shall reasonably request.

                  The respective obligations of the several Underwriters to purchase and pay for any Option Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively.

                  8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                  (i) any untrue statement or alleged untrue statement made by the Company in Section 2 of this Agreement;

                  (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the insurance and securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application");

                  (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (iv) the violation of any applicable laws or regulations of jurisdictions where Affiliated Securities have been offered and any untrue statement or alleged untrue statement of a material fact included in any prospectus, supplement or other material distributed in connection with the offer and sale of the Affiliated Securities to the Affiliated Purchasers or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, when considered in conjunction with the Prospectus (or the Preliminary Prospectus), not misleading; or

                  (v) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials based upon information provided by the

         Company used in connection with the marketing of the Securities, including without limitation, slides, videos, films and tape recordings;

and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and provided, further, that the Company will not be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission or alleged untrue statements or omissions made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 5(d) and (e) of this Agreement. This indemnity agreement will be in addition to any liability which the Company may otherwise have. The Company will not, without the prior written consent of the Underwriter or Underwriters purchasing, in the aggregate, more than fifty percent (50%) of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Underwriter or any person who controls any such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

                  (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representatives in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

                  (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or
(ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph
(d). Notwithstanding any other provision of this paragraph (d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Prudential Securities Incorporated Master Agreement Among Underwriters. For purposes of this paragraph (d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

                  9. Default of Underwriters. If one or more Underwriters default in their obligations to purchase Firm Securities or Option Securities hereunder and the aggregate number of such Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Securities or Option Securities to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Securities by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives), but if no such arrangements are made by the Firm Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Securities or Option Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Securities that is more than ten percent of the aggregate number of Firm Securities or Option Securities, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representatives are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives) of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company other than as provided in Section 10 hereof. In the event of any default by one or more Underwriters as described in this Section 9, the Representatives shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, established as provided in Section 3 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Securities or Option Securities, as the case may be. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 9. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

                  10. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, any Underwriter or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

                  11. Termination. (a) This Agreement may be terminated with respect to the Firm Securities or any Option Securities in the sole discretion of the Representatives by notice to the Company given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Firm Closing Date or such Option Closing Date, respectively,

                           (i) the Company or its Subsidiary shall have, in the sole judgment of the Representatives, sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Company), in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its Subsidiary, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto);

                  (ii) trading in the Common Shares shall have been suspended by the Commission or the Nasdaq National Market or trading in securities generally on the New York Stock Exchange or Nasdaq National Market shall have been suspended or minimum or maximum prices shall have been established on such exchange or market system;

                  (iii) a banking moratorium shall have been declared by New York, United States or Bermuda authorities; or

                  (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material adverse change in general economic, political or financial conditions having an effect on the U.S. financial markets that, in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

                  (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in
Section 10 hereof.

                  12. Information Supplied by Underwriters. The statements set forth in the last paragraph on the front cover page, the stabilization legend on the inside cover page and under the heading "Underwriting" (to the extent such statements relate to the Underwriters) or under the heading "Certain Relationships and Related Party Transactions" (to the extent such statements describe the relationship between The Prudential Insurance Company of America, The Prudential Investment Corporation and Prudential Securities Incorporated) in any Preliminary Prospectus or the Prospectus constitute the only information furnished by any Underwriter through the Representatives to the Company for the purposes of Sections 2(b) and 8 hereof. The Underwriters confirm that such statements (to such extent) are correct.

                  13. Notices. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Prudential Securities Incorporated, One New York Plaza, New York, New York 10292,
Attention: Equity Transactions Group; and if sent to the Company, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Company at Victoria Hall, Victoria Street, P.O. Box HM1262, Hamilton, HM FX, Bermuda.

                  14. Successors. This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 8 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.

                  15. Applicable Law. The validity and interpretation of this Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

                  16. Consent to Jurisdiction and Service of Process. All judicial proceedings arising out of or relating to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of New York, and by execution and delivery of this Agreement, the Company irrevocably accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and irrevocably waives any defense of forum non conveniens and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Agreement. The Company designates and appoints CT Corporation System, 1633 Broadway, New York, New York, and such other persons as may hereafter be selected by the Company irrevocably agreeing in writing to so serve, as its agent to receive on its behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by the Company to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to the Company at its address provided in Section 13 hereof; provided, however, that, unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of such process. If any agent appointed by the Company refuses to accept service, the Company hereby agrees that service of process sufficient for personal jurisdiction in any action against the Company in the State of New York may be made by registered or certified mail, return receipt requested, to the Company at its address provided in Section 13 hereof, and the Company hereby acknowledges that such service shall be effective and binding in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Underwriter to bring proceedings against the Company in the courts of any other jurisdiction.

                  17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company and each of the several Underwriters.

                                     Very truly yours,

                                     ANNUITY AND LIFE RE (HOLDINGS), LTD.


                                     By /s/ Lawrence S. Doyle

                                     Lawrence S. Doyle
                                     President and Chief Executive Officer


The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

PRUDENTIAL SECURITIES INCORPORATED
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
BT ALEX. BROWN INCORPORATED
CIBC OPPENHEIMER CORP.
SCHRODER & CO. INC.



By PRUDENTIAL SECURITIES INCORPORATED

By /s/ Jean-Claude Canfin

Name: Jean-Claude Canfin
Title:  Managing Director

By MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By /s/ Antonio Ursano, Jr.

Name: Antonio Ursano, Jr.
Title: Director

For themselves and on behalf of the Representatives.

                                   SCHEDULE 1



                                  UNDERWRITERS




                                                                                    Number of Firm
                                                                                    Securities to
Underwriter                                                                         be Purchased
-----------                                                                         ------------
Prudential Securities Incorporated..............................                     2,836,053
Merrill Lynch, Pierce, Fenner & Smith Incorporated..............                     2,836,053
BT Alex. Brown Incorporated.....................................                     2,836,053
CIBC Oppenheimer Corp. .........................................                     2,836,053
Schroder & Co. Inc. ............................................                     2,836,053
A.G. Edwards & Sons, Inc. ......................................                       341,000
Lehman Brothers Inc. ...........................................                       341,000
PaineWebber Incorporated........................................                       341,000
Waserstein Perella Securities, Inc. ............................                       341,000
Sanford C. Bernstein & Co., Inc. ...............................                       170,500
Connir & Company................................................                       170,500
First International Securities Ltd. ............................                       170,500
Fox-Pitt, Kelton Inc. ..........................................                       170,500
Janney Montgomery Scott Inc. ...................................                       170,500
Keefe, Bruyette & Woods, Inc. ..................................                       170,500
Neuberger & Berman LLC..........................................                       170,500
Piper Jaffray Inc. .............................................                       170,500
Stephens Inc. ..................................................                       170,500
-------------------------------------------                                         ----------

                  Total.........................................                    17,078,765
                                                                                    ----------